U. S. SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    Form 8-KA

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)    May 16, 2000



                           QUEST PRODUCTS CORPORATION
             (Exact name of registrant as specified in its charter)



DELAWARE                      33-18099-NY and 33-23169-NY        11-2873662
(State or other jurisdiction         (Commission               (IRS Employer
of incorporation)                    File Number)            Identification No.)

         6900 Jericho Turnpike, Syosset, New York            11791
(Address of principal executive office)                    (Zip Code)



Registrant's telephone number, including area code    (516) 364-3500



                                      N / A
         (Former name or former address, if changed since last report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


(a) On May 24, 1999, the Registrant accepted the resignation of the accounting firm of Raich Ende Malter Lerner & Co. as independent auditors. During the periods through May 24, 1999 that Raich et al served as independent auditors, there have been no disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure or any reportable events.


(b) Our former accountant's Report on the Financial Statements for the years ending December 31, 1996 and 1997 did not contain an adverse opinion or disclaimer of opinion. However, the accountant's report was qualified with respect to the Company's ability to continue as a going concern.


(c) On June 22, 1999, the Registrant re-engaged the accounting firm of Raich Ende Malter Lerner & Co. as independent auditors.


(d) The Registrant has requested that Raich Ende Malter Lerner & Co. furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of Raich Ende Malter Lerner & Co.'s letter to the SEC dated May 16, 2000 is filed as Exhibit 16 to this Form 8-KA.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on May 16, 2000.


                                          QUEST PRODUCTS CORPORATION


                                          /s/ Herbert M. Reichlin
                                          -------------------------------------
                                          Herbert M. Reichlin
                                          President and Chief Operating Officer